                                                                    EXHIBIT 21.1


                                           ----------------------------------------
                                           |   The J. H. Heafner Company, Inc.+   |
                                           |                                   NC |
                                           ----------------------------------------
                                                              |
                 ------------------------------------------------------------------------------------------
                 |                                            |                                           |
----------------------------------------   ----------------------------------------   ----------------------------------------
|      The Speed Merchant, Inc.        |   |      ITCO Logistics Corporation      |   |          Oliver & Winston, Inc.      |
|                                   CA |   |                                   DE |   |                                   CA |
----------------------------------------   ----------------------------------------   ----------------------------------------
                 |                                            |
                 |                                            |
                 |                                            |
----------------------------------------   ----------------------------------------
|        Phoenix Racing Inc.           |   |      ITCO Holding Company, Inc.      |
|                                   CA |   |                                   NC |
----------------------------------------   ----------------------------------------
                                                              |
                 -----------------------------------------------------------------------------------------
                 |                                            |                                          |
----------------------------------------   ----------------------------------------   ----------------------------------------
|         ITCO Tire Company            |   |    ITCO Tire Company of Georgia      |   |        L&N Leasing Corporation*      |
|                                   NC |   |                                   VA |   |                                   NC |
----------------------------------------   ----------------------------------------   ----------------------------------------
                                                              |
                                                              |
                                                ------------------------------
                                                |    Doug Duggan, Inc.*      |
                                                |                         GA |
                                                ------------------------------


                                                             *=inactive entities

+ All subsidiaries are wholly-owned, directly or indirectly, by The J.H.
  Heafner Company, Inc.